UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

Blockchain Holdings Capital Ventures, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-198435	46-3892319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Carrasquillo Law Group P.C., 1177 Avenue of the Americas, 5th Floor, NY, NY 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 833-682-2428

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events

On September 6, 2018, the Company announced its name change to Blockchain Holdings Capital Ventures, Inc. and it also informed that it was submitting the requisite documents to Financial Information Regulatory Association, Inc. (“FINRA”) to process the name change. On November 15, 2018, the changes to name, trading symbol, CUSIP number and domicile became effective.

The Company’s new trading symbol is BHCV, the new CUSIP number is 09369N105 and its new domicile is Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blockchain Holdings Capital Ventures, Inc.

Date: November 19, 2018	By:	/s/ Delray Wannemacher
Delray Wannemacher, CEO